SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 30, 1997

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of October 1, 1997 providing for, inter alia, the issuance of Mortgage Pass- Through Certificates, Series 1997-S15)


                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

                          DELAWARE 333-4846 75-2006294
           (State or other jurisdiction (Commission) (I.R.S. employer of incorporation) file number) identification no.)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (612) 832-7000


                  ---------------------------------------------
          (Former name or former address, if changed since last report)



                         Exhibit Index Located on Page 2


                                        1


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Numbered
Exhibit                                                                 Exhibit
Number                                                                  Page


10.1 Pooling and Servicing Agreement, dated as of October 1, 1997 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.




10.2 Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. in connection with the Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1997-S15, Class A-2.

                                        2


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                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.


                                                   By:
                                                   Name:   Randy Van Zee
                                                   Title:  Vice President

Dated: October 30, 1997

                                        3


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                                  Exhibit 10.1



                         Pooling and Servicing Agreement




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